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                                                                    Exhibit 13.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Empresas ICA, S.A. de C.V. (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 20-F for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on June 30, 2005 and amended by Amendment No. 1 on Form 20-F/A on the date hereof, (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 27, 2005
                                            /s/ Bernardo Quintana
                                            ------------------------------------
                                            Name: Bernardo Quintana
                                            Title: Chief Executive Officer

Dated: July 27, 2005                        /s/ Jose Luis Guerrero Alvarez
                                            ------------------------------------
                                            Name: Jose Luis Guerrero Alvarez
                                            Title: Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.